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                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,

     In connection with the Annual Report of Extendicare Health Services, Inc. (the "Company") on Form 10-K for the year ended December 31, 2002 (the "Report"), I, Mark W. Durishan, Vice President, Chief Financial Officer and Treasurer of the Company, certify solely for purposes of complying with 18 U.S.C. sec. 1350 that based on my knowledge:

          (1) the Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

          (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          /s/ MARK W. DURISHAN
                                          --------------------------------------
                                          Mark W. Durishan
                                          Vice President, Chief Financial
                                          Officer and Treasurer
                                          March 25, 2003